SIREN ETF TRUST

(the “Trust”)

Siren Nasdaq NexGen Economy ETF

(the “Fund”)

Supplement dated December 29, 2023 to:

•	the Fund’s Summary Prospectus dated August 16, 2023; and
•	the Fund’s Prospectus dated July 28, 2023.

This supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus, and should be read in conjunction with the Summary Prospectus and Prospectus.

The Board of Trustees of the Trust has approved a change in classification of the Fund from a non-diversified company to a diversified company. Accordingly, effective immediately:

1.	The second sentence of the eighth paragraph under the heading “Principal Investment Strategies” in the Summary Prospectus and Prospectus is hereby deleted.

2.	The following sentences are added to the end of the “Principal Risks - ETF Risks - Tracking Error Risk” section of the Summary Prospectus and Prospectus: “The Fund is a diversified fund. If the Index becomes non-diversified, the Fund may not be able to track the performance of the Index to the same degree that the Fund could if the Index was diversified, and the Fund’s tracking error therefore may increase under such circumstances. If the value of one or more Index constituents increases significantly, the Fund may significantly underperform the Index if the Fund, due to its diversified status, does not invest in such securities to the same degree that such securities are represented in the Index.”

3.	The following sentences are added as new second and third sentences of the “More Information About the Funds – Risks – ETF Risks – Tracking Error Risk” section of the Prospectus: “Each Fund is a diversified Fund. If a Fund’s Index becomes non-diversified, the Fund may not be able to track the performance of the Index to the same degree that the Fund could if the Fund’s Index was diversified, and the Fund’s tracking error therefore may increase under such circumstances. If the value of one or more Index constituents increases significantly, a Fund may significantly underperform the Index if the Fund, due to its diversified status, does not invest in such securities to the same degree that such securities are represented in the Index.”

4.	The “Non-Diversification Risk” disclosure is hereby deleted from the “Principal Risks” section of the Summary Prospectus and Prospectus, and the “Non-Diversification Risk (NexGen Fund)” disclosure is hereby deleted from the “More Information About the Funds – Risks” section of the Prospectus.

Please retain this supplement for future reference.

SIREN ETF TRUST

(the “Trust”)

Siren Nasdaq NexGen Economy ETF

(the “Fund”)

Supplement dated December 29, 2023 to

the Fund’s Statement of Additional Information (the “SAI”), dated July 28, 2023

This supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with the SAI.

1.	The “Non-Diversification” disclosure is hereby deleted from the “Description of Permitted Investments and Risk Factors” section.

2.	The seventh fundamental policy in the “Investment Limitations – Fundamental Policies” section is hereby deleted and replaced with the following: “Each Fund may not, with respect to 75% of the Fund’s total assets, invest more than 5% of the value of the total assets of the Fund in the securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements involving such securities, and securities issued by investment companies), or purchase the securities of any one issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Fund.”

3.	In the “Investment Limitations - Diversification” section:

a.	The second sentence of the first paragraph is hereby deleted and replaced with the following: “Each Fund is a diversified investment management company.”

b.	The second paragraph is hereby deleted.

Please retain this supplement for future reference.